[Alcoa logo] 1 st Quarter Earnings Conference April 10 th , 2012 Exhibit 99.2

[Alcoa logo]
Cautionary Statement
This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements.
Forward-looking statements include those containing such words as “anticipates,” “estimates,” “expects,” “forecasts,” “intends,”
“outlook,” “plans,” “projects,” “should,” “targets,” “will,” or other words of similar meaning. All statements that reflect Alcoa’s expectations, assumptions, or projections about the future other than statements of historical fact are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, end-market conditions, supply/demand balances, and growth opportunities for aluminum in automotive, aerospace and other applications, trend projections, targeted financial results or operating performance, and statements about Alcoa’s strategies, outlook, and business and financial prospects. Forward-
looking statements are subject to a number of known and unknown risks, uncertainties, and other factors and are not guarantees of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include: (a) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (b) deterioration in global economic and financial market conditions generally; (c) unfavorable changes in the markets served by Alcoa, including automotive and commercial transportation, aerospace, building and construction, distribution, packaging, defense, and industrial gas turbine; (d) the impact of changes in foreign currency exchange rates on costs and results, particularly the Australian dollar, Brazilian real, Canadian dollar, euro, and Norwegian kroner; (e) increases in energy costs, including electricity, natural gas, and fuel oil, or the unavailability or interruption of energy supplies; (f) increases in the costs of other raw materials, including calcined petroleum coke, caustic soda, and liquid pitch; (g) Alcoa’s inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations (including moving its alumina refining and aluminum smelting businesses down on the industry cost curves and increasing revenues in its Global Rolled Products and Engineered Products and Solutions segments) anticipated from its restructuring programs and productivity improvement, cash sustainability, and other initiatives; (h) Alcoa's inability to realize expected benefits from newly constructed, expanded, or acquired facilities or from international joint ventures as planned and by targeted completion dates, including the joint venture in Saudi Arabia, the upstream operations in Brazil, and the investments in hydropower projects in Brazil; (i) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products, including unfavorable changes in laws and governmental policies, civil unrest, or other events beyond Alcoa’s control; (j) the outcome of contingencies, including legal proceedings, government investigations, and environmental remediation; (k) the business or financial condition of key customers, suppliers, and business partners; (l) adverse changes in tax rates or benefits; (m) adverse changes in discount rates or investment returns on pension assets; and (n) the other risk factors summarized in Alcoa's Form 10-K for the year ended December 31, 2011 and other reports filed with the Securities and Exchange Commission. Alcoa disclaims any obligation to update publicly any forward-
looking statements, whether in response to new information, future events or otherwise, except as required by applicable law.
Some of the information included in this presentation is derived from Alcoa’s consolidated financial information but is not presented in
Alcoa’s financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found in the Appendix to this presentation and on our website at www.alcoa.com under the “Invest” section. Any reference during the discussion today to EBITDA means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix and on our website.
2
Forward-Looking Statements
Non-GAAP Financial Measures

[Alcoa logo] Chuck McLane Executive Vice President and Chief Financial Officer

[Alcoa logo]

st
Quarter 2012 Financial Overview
Income from Continuing Operations
of $94 million, or
$0.09 per share;
Excluding impact of restructuring and other special
items:
Income from continuing operations
of
$105 million, or $0.10 per share
Revenue
at $6.0 billion
Cash Sustainability actions
continue to deliver
Adjusted EBITDA
of $624 million,
up 40%
sequentially
Free Cash Flow
of negative $506 million
Days Working Capital
at 32 days, a
record low first quarter
Debt-to-Capital
of 35.6%
Cash on hand of $1.7 billion
Record results in Midstream and Downstream
businesses

See appendix for reconciliations to GAAP and additional information

[Alcoa logo]
Income Statement Summary
$ Millions, except per-share amounts
1Q’11 4Q’11 1Q’12
Year
Change
Sequential
Change
Sales $5,958 $5,989 $6,006 $48 $17
Cost of Goods Sold $4,715 $5,228 $5,098 $383 ($130)
COGS % Sales 79.1% 87.3% 84.9% 5.8 % pts. (2.4 % pts.)
Selling, General Administrative, Other $245 $268 $241 ($4) ($27)
SGA % Sales
4.1% 4.5% 4.0% (0.1 % pts.) (0.5 % pts.)
Restructuring and Other Charges
$6 $232 $10 $4 ($222)
Effective Tax Rate 27.3% 31.0% 28.3% 1.0 % pts. (2.7 % pts.)
Income (Loss) from Continuing Operations $309 ($193) $94 ($215) $287
Income (Loss) Per Diluted Share $0.27 ($0.18) $0.09 ($0.18) $0.27

[Alcoa logo]
Restructuring and Other Special Items
$ Millions, except per-share amounts
1Q’11 4Q’11 1Q’12
Income (Loss) from Continuing Operations $309 ($193) $94
Income (Loss) Per Diluted Share $0.27 ($0.18) $0.09
Restructuring Related ($5) ($159) ($7)
Discrete Tax Items - ($12) -
Mark-to-Market Energy Contracts $5 $8 ($4)
Australia Asset Sale - $18 -
Uninsured Losses - ($14) -
Acquisition Costs ($8) - -
Special Items ($8) ($159) ($11)
Income (Loss) from Continuing Ops excl Special Items $317 ($34) $105
Income (Loss) per Diluted Share excl Special Items $0.28 ($0.03) $0.10

See appendix for Adjusted Income (Loss) reconciliation

[Alcoa logo]
1
st
Quarter 2012 vs. 4
th
Quarter 2011 Earnings Bridge
7
See appendix for Adjusted Income (Loss) reconciliation
Income (Loss) from Continuing Operations Excluding Restructuring & Other Special Items
($ millions)
$17m +$171m -$49m
105
LME
18
4Q 2011
(34)
(20)
Cost
Increases
/ Other
1Q 2012 Pension
(1)
(2)
Raw
Materials
(12)
Energy
(15)
Productivity
108
Price
/  Mix
34
Volume
29
Currency

[Alcoa logo]
1Q 11 4Q 11 1Q 12
Production (kmt) 4,024 4,178 4,153
3
rd
Party Shipments (kmt) 2,206 2,378 2,293
3
rd
Party Revenue ($ Millions) 810 847 775
ATOI ($ Millions) 142 125 35
Alumina
1
st
Quarter Results
2
nd
Quarter Outlook
1
st
Quarter Business Highlights
8
Revenue down 8.5% sequentially
Alumina index pricing lagging LME linked prices
Maintenance planning activities in Australia limited Q1
maintenance and production impact
Strong productivity improvements offset nearly all
volume and cost headwinds
Land sale in Australia in 4Q 2011
1
st
Quarter Performance Bridge
34% of
3rd
party shipments on spot or alumina price
index;
other pricing to follow two-month lag to LME
Alumina surplus due to smelter curtailments
continuing to negatively impact alumina price index
Curtailments to reduce production by 100k tons
Maintenance timing shifted to Q2, with $10m ATOI
impact
Productivity gains to continue

[Alcoa logo]
Primary Metals
1
st
Quarter Results 1
st
Quarter Business Highlights
2
nd
Quarter Outlook
9
Improving business conditions created positive
pressure on regional premiums and product mix
Favorable pricing limited seasonal energy increases,
but reduced energy sales income
Days working capital down 7 days from Q1 2011
Productivity gains and mix improvements more
than offset headwinds
1
st
Quarter Performance Bridge
Pricing to follow 15-day lag to LME
Production to decline by 25k metric tons as Spanish
curtailments begin
Raw materials pricing to improve, with favorable
$10m ATOI impact
Outage at Rockdale and Warrick power
facilities,
with negative $10m ATOI impact
Massena fire impact expected at between $9m and
$11m in ATOI
Productivity gains to continue
1Q 11 4Q 11 1Q 12
Production (kmt) 904 962 951
3
rd
Party Shipments (kmt) 698 805 771
3
rd
Party Revenue ($ Millions) 1,980 1,991 1,944
3
rd
Party Price ($/MT) 2,682 2,374 2,433
ATOI ($ Millions) 202 (32) 10

[Alcoa logo]
Record Q1 ATOI and highest ever EBITDA/mt
Aerospace and NA automotive demand remains
strong
European markets stabilizing but less than year ago
levels
Days working capital down 3 days from Q1 2011
Favorable productivity impacts results
10
2
nd
Quarter Outlook
1
st
Quarter Business Highlights 1
st
Quarter Results
1
st
Quarter Performance Bridge
Global Rolled Products
See appendix for reconciliations to GAAP and additional information
Seasonal demand increases in can stock
Improvement in Russia and China as shipments
expected to increase
European markets remain
uncertain;
pricing
pressures persist
Productivity gains to continue
ATOI  $ Millions 1Q 11 4Q 11 1Q 12
Global Rolled Products,
excl Russia, China & Other
84 32 100
Russia, China & Other (3) (6) (4)
Total ATOI 81 26 96
Adjusted EBITDA/mt 368 225 430

[Alcoa logo]
$ Millions 1Q 11 4Q 11 1Q 12
3
rd
Party Revenue 1,247 1,355 1,390
ATOI 130 122 155
Adjusted EBITDA Margin 18% 16% 19%
Engineered Products and Solutions
1
st
Quarter Performance Bridge
1
st
Quarter Business Highlights 1
st
Quarter Results
11% revenue growth from Q1 2011
27% sequential improvement in ATOI
Record quarterly adjusted EBITDA margin at 19.2%
Days working capital down 4 days from Q1 2011
Favorable productivity driven by process
improvements and procurement savings
2
nd
Quarter Outlook
See appendix for reconciliations to GAAP and additional information
Unfavorable impact of Massena fire estimated in
$8m to $12m ATOI range
European Building & Construction market down
versus 1
st
quarter 2012
Share gains through innovation continues across all
market sectors
Productivity gains to continue

[Alcoa logo]
($ Millions)
1Q’11 4Q’11 1Q’12
Net Income (Loss) $366 ($163) $99
DD&A $361 $368 $369
Change in Working Capital ($651) $797 ($289)
Pension Contributions ($31) ($119) ($213)
Taxes / Other Adjustments ($281) $259 ($202)
Cash from Operations ($236) $1,142 ($236)
Dividends to Shareholders ($33) ($33) ($33)
Change in Debt $101 $52 $357
Distributions to Noncontrolling Interest ($97) ($4) ($26)
Contributions from Noncontrolling Interest $121 $33 $90
Other Financing Activities $33 $1 $6
Cash from Financing Activities $125 $49 $394
Capital Expenditures ($204) ($486) ($270)
Other Investing Activities ($348) ($97) ($80)
Cash from Investing Activities ($552) ($583) ($350)
12
1Q’12 FCF
($506)
million
$1.7 billion
of cash
Debt-to-Cap
at 35.6%
DWC 7 Day
reduction vs
1Q 2011
See appendix for Free Cash Flow and Days Working Capital reconciliations
First Quarter 2012 Cash Flow Overview

[Alcoa logo]
Record Low
Days for First
Quarter
Sustainable Reductions Maintained in Days Working Capital
13
Days Working Capital since Fourth Quarter 2008
32
38
38
39
43
44
41
48
55
20
25
30
35
40
45
50
55
33
50
43
-7 days
27
30
10 days
lower
3 days
lower
3 days
lower

[Alcoa logo] Proactive Cash Sustainability Actions… Strong Start To 2012 14

[Alcoa logo] Klaus Kleinfeld Chairman and Chief Executive Officer

[Alcoa logo] 2012 Market Conditions 16 Alcoa End Markets: Current Assessment of 2012 vs. 2011 Source: Alcoa analysis

[Alcoa logo]
11% 15%
2012 2011
1%
-0.3%
6% 3%
10% 8%
15% 6%
10% 10%
3%
5%
4%
4%
1.9
1.0
0.9
China
Europe
North America
Asia ex. China
Other
India
Brazil
Russia
21.1
6.7
5.9
5.8
3.5
2011 Actual
2012 Forecast
2011 Global Demand
Growth Rate:  10
%
2012 Global Demand
Growth Rate 7% vs. 2011
(World ex China 4%)
*Other consists of: Middle East, Latin America ex Brazil and ROW
2012 Projected Primary Aluminum Consumption Growth Rates (%) by Region (in mmt)
End Market Conditions Support Continued Demand Growth
46.8
2012 Estimated Consumption

Source: Alcoa analysis

[Alcoa logo]
Metal Deficit Remains, Alumina Moves To Moderate Surplus
Primary Aluminum
Source: Alcoa estimates, Brook Hunt, CRU, CNIA, IAI
(000 mt) China Rest of World
Feb  2012 Annualized Rate 19,400 25,200
2012 Production Added 2,500 550
2012 Capacity Curtailed (1,100) (250)
Total Supply 20,800 25,600
Demand (21,150) (25,685)
Net  Balance (350) (85)
18
Alumina
(000 mt) China Rest of World
2011 Ending Rate 38,700 57,500
2012 Production Curtailed 0 0
Imports/(Exports) 2,500 (2,500)
Total Supply 41,200 55,000
Demand (41,200) (54,000)
Net  Balance 0 1,000
2012E Supply/Demand Balance (in kmt)

[Alcoa logo]
Rapid Expansion To The West - East Also Growing

Chinese Primary Aluminum Production by Region, 2011 and 2015, in 000 mt
48%
52%
37%
63%
CAGR in
Production
11.7%
Source:  CRU, CRU, Brook Hunt and SMM
6,640
7,485
2,350
4,250
6,710
Northwest
Central
East
South
2015
27,500
13,000
+54%
17,800
2,100
2011
2,765

[Alcoa logo] Move to the West - No Significant Improvement 20 Source: CNIA, CRU, IAI, NDRC, Rhodium Group, Ministry of Water, Alcoa estimates

[Alcoa logo]
China Inventory Rises, ROW Stable Physical Premiums Move Sharply Higher
Strong Rise In Premiums, Inventory Ex China Is Stable
$122 /MT
$205 /MT
$194 /MT
Source: Alcoa estimates, LME, SHFE, IAI, Marubeni, Platt’s Metals Week and Metal Bulletin
Regional Premiums and Aluminum Inventories
21
Indexed to January 2009
Q1 2012
10.3
3.5
1.6
1.4
0.2.
1.3
2.3
Q4 2011
9.8
4.3
.7
1.5
0.2
0.8
2.3
Producer-held
Japan Port
Off Exchange
LME On Warrant
LME Canceled
Warrant
China

[Alcoa logo]
Macro Indicators Showing Signs of Stabilization
Sources: Bloomberg, *Confidence figures set at 100 in January 2011 for comparability ; 1 EC Commission EU Confidence, 2 National Bureau of Statistics China Consumer Confidence, 3
University of Michigan Consumer Sentiment . PMI: Institute for Supply Management , Markit, China Federation of Logistics & Purchasing

[Alcoa logo] Executing the Alcoa Strategy: The Three Strategic Priorities 23

[Alcoa logo]
Driving Profitable Growth To Accelerate Shareholder Value

Upstream
2015 Cost Curve Changes
Refining Cost Curve Position
Smelting Cost Curve Position
Midstream
2013 Revenue Targets
Downstream
2013 Revenue Targets
2010 Strategy Executed
30th
25th
2010 Strategy Executed
50th
45th
40th
30th
23rd
51st
41st

[Alcoa logo] Alumina: Improve Performance Through Cost and Price Focus Source: CRU Spot and Australia export - ABARE, Baltic Exchange, CRU, Metal Bulletin, PACE, Alcoa estimate 25

[Alcoa logo]
Aluminum: Achieve Low Cost Position and Optimize Margins
Driving Down the Cost Curve – 10 points
Optimizing Cast House Profitability
– Restructure smelting portfolio (3-5 pts)
– Modernize operations (2-3 pts)
– Saudi Arabia
JV,
lowest cost smelter (2 pts)
– Productivity improvements (1-2 pts)
Restructuring High Cost Assets
Profiting Through Modernization
Billet
Slab
T-Bar
Foundry
Rod
$262M
Margin*
in 2011
Portovesme Dependent on
business conditions
La Coruña
Avilés
Smelting:
Utilize
inventory to
reline, but do
not restart pots
Targeted smaller
curtailments
based upon cost
& strategic
situation
Full curtailment
of selected plants
Permanent
shutdowns of
selected plants
Baie Comeau, Canada     Massena East, USA
2-3 points
down cost curve
Repowers Quebec smelters
until 2040
Agreement provides 30-40
years of competitive cost
power
26
Tennessee
Rockdale (2 lines)
*  Margin refers to incremental valued added product margin over P1020 primary aluminum

[Alcoa logo] Saudi Investments Drive Profitable Growth Carbon Plant Area Port – Liquid Pitch Tanks Potline Hot Reversing Mill Coolant Pit On Time AND On Budget 27

[Alcoa logo]
GRP Targets for 2013
Global Rolled Products: Well On Track To Meet 2013 Targets
28
Achieved 55% of 2013 Revenue Growth Target In Year One
*~ $1.5B Revenue Growth From the Market and ~ $1.0B Revenue Growth From New Products and Share Gains
55% of
Growth
Target
*
$1.4
$ Billions

[Alcoa logo]
B737
A320
B777
B747
A380
Total
(Including
others not shown)
+27.0%
+15.4%
+177.8%
+30.1%
+12.8%
+20.6%
1,480
1,165
2013 2011
Build Rates
GRP Aerospace Portfolio: Significant Growth by 2013
GRP Aero Strategy
Capture strong market
growth with robust build rates
for aircraft and our superior
reliability
Deliver value through
our differentiated capabilities
and our unique and globally
positioned facilities
Focus on product and
demand development for Al-
Li alloy
Maintain market leadership
with high performance products
and innovations
Revenues +22%
by 2013
Source for build rates: Airline Monitor 29

[Alcoa logo]

Packaging
GRP Profitable Growth: Expanding in Key Markets
Differentiated capabilities
Globally positioned facilities
Product development for Al-Li alloy
Leading position in core regions
Capacity
expansion,
e.g. Saudi Arabia JV
Innovation,
e.g. Al bottle, shaped can
Light weighting drives Al penetration
Capacity
expansion,
e.g. Davenport
Process innovation, e.g. bonding technology
Global foot print
Innovation
Aerospace
Automotive NA
Consumer
Electronics
% Market CAGR ‘11-’13
34%
18%
13%
Build rates
Source: Airline Monitor, CRU, Aluminum Association, Ducker Forecast, Alcoa analysis
4 up to 20%
(China)

[Alcoa logo]
Driving Profitable Growth in Emerging Markets
Russia – Growing Profitably China – Positioning For Growth
Establishing as key domestic supplier in growing
consumer electronics and automotive markets
Positive EBITDA in 2011, focusing on differentiation
CPI JV
signed: Platform for growth
Growing can sheet volumes faster than the market
End & Tab Line, Samara
Bohai Flat Rolled Products
Key domestic supplier regionally in growing
Packaging, Aero and Commercial Transportation
markets
2011 record EBITDA and ATOI
39% YOY revenue growth in 2011
Developing new applications and markets for
growth

[Alcoa logo]
Achieved 44% of 2013 Revenue Growth Target in Year One
EPS Targets for 2013
32
EPS:  Strong Markets and Innovation Drive Profitable Growth
*
*~ $600M Revenue Growth From the Market and ~ $1.0B Revenue Growth From New Products and Share Gains
44% of
Growth
Target
$0.7
$ Billions

[Alcoa logo]
Fasteners #1
Airfoils #1
Forgings  #1
Extrusions #2
2012 vs. 2011* Markets and Competitive Position
Airfoils #1
Aluminum Wheels #1
NA Fasteners #1
1 - 2% Global
Aerospace
Heavy Duty Truck
Industrial
Gas Turbine
Non-Residential
Construction
13-14% Global
7-12% NA
(3-8%) W. Eur.
(5%) NA
(8%) Europe
*Current assessment of 2012 vs. 2011 market conditions
NA Systems #1
European Systems #4
% EPS 2011
Revenue
33
EPS:  Grow Through Leading Position in Strong End Markets
47%
16%
10%
19%

[Alcoa logo]
Targeting ~$1 billion of
increased revenue by
2013 versus 2010
through new products
and share gains
Industrial Gas Turbines
Advanced Cooling Systems
High Gradient Single Crystal Airfoils
Commercial Transportation
Wheel Torque Solutions
LvL ONE® Wheels
Fastening Systems
Medium Duty Truck driveshafts and wheels
Oil and Gas
Riser Systems
Drill Pipe Systems
Commercial Aerospace
New Programs: Fasteners and Extrusions
Next Generation Engine Airfoils
Defense
Joint Strike Fighter Forged Bulkheads
Tactical Vehicles Fasteners, Forgings & Extrusions
Building and Construction
Advanced Surface Coatings
Ultra Thermal Doors and Windows
Active Façade Systems
Impact Resistant
EPS:  Add Share Gain Through Product Innovation

[Alcoa logo] Bolt On Acquisitions EPS: Strategic Focus on Acquisitions in Targeted Segments Demicron Fairchild Republic & Van Petty 2002 2008 2009 Traco 2010 Transdigm Fasteners 2011 35

[Alcoa logo] Strong Start into 2012 – Delivering on our Promises 36

[Alcoa logo] 37 [Alcoa logo]

[Alcoa logo] Kelly Pasterick Director, Investor Relations Alcoa 390 Park Avenue New York, NY 10022-4608 Telephone: (212) 836-2674 www.alcoa.com Additional Information 38

[Alcoa logo]
Annual Sensitivity Summary

Currency Annual Net Income Sensitivity
+/- $100/MT = +/- $220 million
LME Aluminum Annual Net Income Sensitivity
Australian $ +/- $11 million
per 0.01 change in USD / AUD
Brazilian $ +/- $  3 million
per 0.01 change in BRL / USD
Euro € +/- $  2 million
per 0.01 change in USD / EUR
Canadian $ +/- $  5 million
per 0.01 change in CAD / USD
Norwegian Kroner +/- $  5 million
per 0.10 change in NOK / USD

[Alcoa logo]
Revenue Change by Market
1Q’12 Third-Party Revenue
Sequential
Change
Year-Over-Year
Change
40
*GRP restated all Distribution revenue from the Distribution/other market to the various end user markets.
*With GRP restating Distribution revenue the Distribution/other market now shows negative revenue.  Mainly consists of the Corporate SAB 104 revenue recognition adjustment which is negative.

[Alcoa logo]

Reconciliation of ATOI to Consolidated Net Income (Loss)
Attributable to Alcoa
(in millions)
1Q11 2Q11 3Q11 4Q11 2011 1Q12
   Total segment ATOI $     555 $     635  $     462  $     241  $  1,893  $     296
   Unallocated amounts (net of tax):
      Impact of LIFO (24) (27) 2 11 (38) –
      Interest expense (72) (106) (81) (81) (340) (80)
      Noncontrolling interests (58) (55) (53) (28) (194) (5)
      Corporate expense (67) (76) (76) (71) (290) (64)
      Restructuring and other charges (6) (22) (7) (161) (196) (7)
      Discontinued operations (1) (4) – 2 (3) –
      Other (19) (23) (75) (104) (221) (46)
   Consolidated net income (loss) attributable to
Alcoa $     308 $     322 $     172 $    (191) $     611 $       94

[Alcoa logo] 42 Reconciliation of Adjusted Income

[Alcoa logo]

Reconciliation of Free Cash Flow
(in millions)
Quarter ended
Year ended
March 31,
2011
December 31,
2011
March 31,
2012
December 31,
2011
Cash from operations $   (236) $ 1,142 $   (236) $ 2,193
Capital expenditures     (204)     (486)     (270) (1,287)
Free cash flow $   (440) $    656 $   (506) $    906
Free Cash Flow is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures due to the fact that these expenditures are considered necessary to maintain and expand Alcoa’s asset base and are expected to generate future cash flows from operations.  It is important to note that Free Cash Flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

[Alcoa logo]

Reconciliation of Alcoa Adjusted EBITDA
($ in millions)
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q11 4Q11 1Q12
Net income (loss)
attributable to
Alcoa
$     420
$     938
$  1,310
$  1,233
$  2,248
$  2,564
$      (74)
$ (1,151)
$     254
$     611
$     308
$    (191)
$       94
Add:
Net income
attributable to
noncontrolling
interests
181
212
233
259
436
365
221
61
138
194
58
28
5
Cumulative effect
of accounting
changes
(34)
47
–
2
–
–
–
–
–
–
–
–
–
Loss (income)
from discontinued
operations
101
–
27
50
(22)
250
303
166
8
3
1
(2)
–
Provision (benefit)
for income taxes
307
367
546
464
853
1,623
342
(574)
148
255
138
(74)
39
Other (income)
expenses, net
(175)
(278)
(266)
(478)
(236)
(1,920)
(59)
(161)
5
(87)
(28)
(40)
(16)
Interest expense 350 314 271 339 384 401 407 470 494 524 111 125 123
Restructuring and
other charges
      398
      (28)
      (29)
      266
      507
      268
      939
      237
      207
      281
      6
      232
      10
Provision for
depreciation,
depletion, and
amortization
   1,037
   1,110
   1,142
   1,227
   1,252
   1,244
   1,234
   1,311
   1,450
   1,479
      361
      367
      369
Adjusted EBITDA $  2,585 $  2,682 $  3,234 $  3,362 $  5,422 $  4,795 $  3,313 $     359 $  2,704 $  3,260 $     955 $     445 $     624
Sales $17,691 $18,879 $21,370 $24,149 $28,950 $29,280 $26,901 $18,439 $21,013 $24,951 $  5,958 $  5,989 $  6,006
Adjusted EBITDA
Margin

15%

14%

15%

14%

19%

16%

12%

2%

13%

13%

16%

7%

10%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items:
Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo] 45 Reconciliation of Alumina Adjusted EBITDA

[Alcoa logo]

Reconciliation of Primary Metals Adjusted EBITDA
($ in millions, except
per metric ton
amounts)
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q11 4Q11 1Q12
After-tax operating
income (ATOI)
$     650
$     657
$     808
$     822
$  1,760
$  1,445
$     931
$    (612)
$     488
$     481
$     202
$      (32)
$       10
Add:
Depreciation,
depletion, and
amortization
300
310
326
368
395
410
503
560
571
556
141
136
135
Equity (income) loss (44) (55) (58) 12 (82) (57) (2) 26 (1) 7 (1) 3 2
Income taxes       266       256       314       307       726       542       172      (365)         96         92         53         (37)         (13)
Other        (47)         12         20        (96)        (13)        (27)        (32)      (176)          (7)           2           1           1           –
Adjusted EBITDA $  1,125 $  1,180 $  1,410 $  1,413 $  2,786 $  2,313 $  1,572 $    (567) $  1,147 $  1,138 $     396 $       71 $     134
Production
(thousand metric
tons) (kmt)
3,500
3,508
3,376
3,554
3,552
3,693
4,007
3,564
3,586
3,775
904
962
951
Adjusted
EBITDA/Production
($ per metric ton)

$     321

$     336

$     418

$     398

$     784

$     626

$     392

$    (159)

$     320

$     301

$     438

$       74

$     141
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]

Reconciliation of Global Rolled Products Adjusted EBITDA
($ in millions, except
per metric ton
amounts)
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q11 4Q11 1Q12
After-tax operating
income (ATOI)
$     225
$     222
$     254
$     278
$     233
$     178
$        (3)
$      (49)
$     220
$     266
$       81
$       26
$       96
Add:
Depreciation,
depletion, and
amortization
184
190
200
220
223
227
216
227
238
237
58
58
57
Equity loss 4 1 1 – 2 – – – – 3 – 3 1
Income taxes         90         71         75       121         58         92         35         48         92         104         33         10         49
Other          (8)          (5)           1           1         20           1           6          (2)           1           1           1           1           –
Adjusted EBITDA $     495 $     479 $     531 $     620 $      536 $     498 $     254 $     224 $     551 $     611 $     173 $       98 $     203
Total shipments
(thousand metric
tons) (kmt)
  1,814
  1,893
  2,136
  2,250
  2,376
  2,482
  2,361
  1,888
  1,755
  1,866
  470
  436
  472
Adjusted
EBITDA/Total
shipments ($ per
metric ton)

$     273

$     253

$     249

$     276

$     226

$     201

$     108

$     119

$     314

$     327

$     368

$     225

$     430
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because
Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]

Reconciliation of Engineered Products and Solutions
Adjusted EBITDA
($ in millions) 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 1Q11 4Q11 1Q12
After-tax operating
income (ATOI)
$       63
$     124
$     156
$     271
$     365
$     435
$     533
$     315
$     415
$     539
$     130
$     122
$     155
Add:
Depreciation,
depletion, and
amortization
150
166
168
160
152
163
165
177
154
158
38
39
40
Equity loss
(income)
–
–
–
–
6
–
–
(2)
(2)
(1)
(1)
–
–
Income taxes         39         55         65       116       155       192       222       139         195         260         62         59         72
Other         35         11       106        (11)          (2)          (7)           2           1           –          (1)           –           –           –
Adjusted EBITDA $     287 $     356 $     495 $     536 $      676 $     783 $     922 $     630 $     762 $     955 $     229 $     220 $     267
Total sales
$  3,492
$  3,905
$  4,283
$  4,773
$  5,428
$  5,834
$  6,199
$  4,689
$  4,584
$  5,345
$  1,247
$  1,355
$  1,390
Adjusted EBITDA
Margin

8%

9%

12%

11%

12%

13%

15%

13%

17%

18%

18%

16%

19%
Alcoa’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization.  Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization.  The Other line in the table above includes gains/losses on asset sales and other nonoperating items.  Adjusted EBITDA is a non-GAAP financial measure.  Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa’s operating performance and the Company’s ability to meet its financial obligations.  The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

[Alcoa logo]

Days Working Capital
($ in millions) Quarter ended
March 31,
2011
December 31,
2011
March 31,
2012
Receivables from customers, less allowances $ 2,030      $ 1,571      $ 1,526
Add: Deferred purchase price receivable
*
         –          –      254
Receivables from customers, less allowances, as adjusted 2,030 1,571 1,780
Add: Inventories 3,018 2,899 3,097
Less: Accounts payable, trade    2,495   2,692   2,734
Working Capital $ 2,553 $ 1,778 $ 2,143
Sales $ 5,958 $ 5,989 $ 6,006
Days Working Capital 39 27 32
Days Working Capital = Working Capital divided by (Sales/number of days in the quarter).
* On March 30, 2012, Alcoa finalized an arrangement with a financial institution to sell certain customer receivables on a recurring basis in exchange for cash and a deferred purchase price receivable.  Under this arrangement, Alcoa sold $304 million of customer receivables in exchange for $50 million in cash and a $254 million deferred purchase price receivable.  As a result, customer receivables as of March 31,
2012 were reduced by $304 million.  Alcoa is adding back the $254 million for the purposes of the Days Working Capital calculation.